Exhibit  32.1


                        CERTIFICATIONS  UNDER  SECTION  906


Pursuant  to  section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Network Installation Corporation, a Nevada corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

    The Annual Report for the year ended December 31, 2003 (the "Form 10-KSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

    Dated:  April  09,  2004

                           /s/  Michael Cummings
                           --------------------
                           Michael Cummings,  Chief  Executive  Officer


    Dated:  April  09,  2004
                           /s/  Michael Novielli
                           -----------------
                          Michael Novielli,  Interim  Chief  Financial  Officer